Exhibit 99.1

 Cantel Medical Corp. (NYSE: CMN) Infection Control Matters™ 03-15-2012 FORWARD LOOKING STATEMENT This presentation contains forward-looking statements. All forward-looking statements involve risks and uncertainties, including, without limitation, the risks detailed in the Company’s filings and reports with the Securities and Exchange Commission. Such statements are only predictions, and actual events or results may differ materially from those projected. CROSSTEX

Cantel Medical Corp. $380M NYSE Leader in Infection Prevention & Control1 • Pure-play in a ~$45B Global infection Prevention & Control Market ("IP&C") Large, highly fragmented = growth opportunities • 17 acquisitions since 2001 have re-shaped the company Recession-buffered with continued customer investment Reimbursement at risk for providers not meeting IP&C standards • Growing, cash-generative core business with strong future upside and intermittent opportunistic spikes Leading share in every niche (endoscopy, water, dental disposables, and dialysis) 70% of consolidated sales are recurring1 5-year compound annual growth of 11% in sales and 24% in diluted EPS2 ~$63.5 million in EBITDAS (16%+ margin) and ~1.7x leverage on balance sheet1 9.34c / share annual dividend Thrive in regulated arenas with disposables & equipment w/ proprietary consumables • 90+% of products are made in the USA to ensure ongoing compliance Three-prong approach to growth via acquisitions, new product development and sales & marketing capabilities • Throughout economic downturn invested heavily, especially in endoscopy, which now has an 80-person direct U.S. sales team 1 Adjusted for acquisition of Byrne Medical, Inc., which closed on August 1, 2011. Q2'2012 reflects first half inclusive of Byrne Medical performance. Figures reflect LTM for quarter ended 1/31/2012 (Q2'2012), and adds in the two most recent quarters of Byrne Medical prior to closing of the acquisition to exhibit the data on a full-year basis. 2 FYE 7/31/2006-7/31/2011. 2

Cantel Medical Corp.

Three Synergistic Platforms

Infection Prevention & Control Focus

Healthcare & Life Sciences Orientation

IP&C Device Management	Purification & Filtration	Disposable Products
Endoscopy & Renal Dialysis	Water Treatment & Therapeutic Filters	Dental & Specialty Packaging
Medivators/Byrne; Minntech	*Mar Cor Purification; Minntech*	*Crosstex; Saf-T-Pak*

Chemistries (Disinfectants & Sterilants)
Consumables and Service
Leverage in Manufacturing, Regulatory and R&D

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Cantel Medical Corp.

Snapshot: By Product, Customer, Channel

Infection Prevention & Control Focus

Healthcare & Life Sciences Orientation

	IP&C DEVICE MGMT		PURIFICATION & FILTRATION		DISPOSABLES	
	Endoscopy	***Renal / Dialysis***	***Water Purification***	***Therapeutic Filtration***	***Dental***	***Specialty Packaging***
	Equipment, Disinfectants, Consumables, Service	Equipment, Sterilants, Consumables, Service	Equipment, Field Service, Consumables	Hollow Fiber Filters	Disposables	Packaging, Training
	Hospitals; GI Clinics/ASC's	Dialysis Chains	Dialysis Clinics, Industrial	Hospitals, Biotech Firms	Dental Offices	Diverse Customer Set
	Direct Sales	Direct Sales	Direct Sales & Distributors	Distributors / OEM	Distributors	Direct Sales
Consumable / Capital[1]	61/39%	90/10%	41/59%	100/0%	100/0%	100/0%
Acquired[2]	5	1	8	1	4	1

[1] Consumables includes service. Splits represent rolling twelve months ended January 31, 2012.
[2] Acquisition of Minntech Corporation in September 2001 is represented in Endoscopy, Renal/Dialysis, and Therapeutic Filtration.

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5 Cantel Medical Corp. $45 Billion Global Infection Prevention & Control Market Healthcare Associated Infections (HAI’s) are the most common complication of hospital care2 Implementing existing prevention practices yields ~70% reduction in HAIs. Financial benefit ~$25B - $32B in medical cost savings3 Annually, 2.3 Million People Acquire Infections in U.S. Medical Facilities leading to 100,000 Deaths1 Globally, 50+% of ICU patients have infections associated with an increased risk of death Growing awareness in professional, gov’t & consumer psyche H1N1 (“Swine” Flu), MRSA, C.Diff, Staph Infections, etc... 1 Infection Control Today, 12/1/2009 referencing the 12/2/2009 issue of JAMA. 2 Donald Wright M.D., M.P.H., Principal Deputy Assistant Secretary for Health, U.S. Department of Health and Human Services, December 2008. Centers for Disease Control and Prevention (CDC) as cited in Healthcare Purchasing News, November 2005, Vol.29, No.11. and “A systematic audit of economic evidence linking nosocomial infections and infection control interventions: 1990-2000”, Patricia Stone, RN, PhD. 2 Agency for Healthcare Research and Quality (AHRQ). AHRQ’s efforts to prevent and reduce health care-associated infections [fact sheet]. AHRQ Publication No. 09-P013, Rockville,MD: AHRQ; 2009 Sept. Available from: http://www.ahrq.gov/qual/haiflyer.htm 3 3Scott RD. The direct medical costs of healthcare-associated infections in US hospitals and the benefits of prevention. Atlanta: Centers for Disease Control and Prevention; 2009. Data Source: Freedonia Market Research. September 2011 $17B U.S. IP&C Market (US$B) $45B Global IP&C Market (2010 US$B) Forecast CAGR% 2010-2015F = 4.9% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 US$ Billions 2005 2010 2015F 2020F Consumables & Disposables Equipment Services United States $16.7 36% Canada & Mexico $1.2 3% Western Europe $12.6 28% China $3.1 7% Japan $4.1 9% Other Asia/ Pacific $3.2 7% Rest of the World $4.6 10%

6 Cantel Medical Corp. Healthcare Reform Creates Greater Emphasis in IP&C Financial Penalties to Hospitals1 Preventable Readmissions – Estimated $30 billion cost to the system Beginning 2012, Medicare will stop paying hospitals for preventable readmissions tied to heart failure or pneumonia Beginning 2014, expand policy to cover four (4) more conditions Reduced Payment for Hospital Acquired Conditions – Infections & Errors Beginning 2012, Medicare will align actual payment to reported performance on patient satisfaction and care quality Beginning 2015, Dept. of Health & Human Services will start reporting each hospitals’ record for infections and medical errors pertaining to Medicare patients Payments reduced by 1% for those with highest rate of infections & medical errors No longer pay for treatment when a Medicaid patient is harmed during a hospital stay Despite Shrinking Budgets, Hospitals Maintain IP&C Funding2 2/3rds decreased or froze spending in 2009 and expect further cuts in 2010 However, virtually none cut patient safety infection control budgets in 2009, and spending growth is expected in the future 1 Healthcare Purchasing News, April 30, 2010. 2 HealthLeaders Media, April 6, 2010 – citation of LEK Hospital Purchasing Survey of January 2010 – Survey of 203 U.S. hospital CEOs, CFOs, COOs, materials managers, and purchasing directors.

Cantel Medical Corp.

Well-Balanced Portfolio with Emphasis on Endoscopy

Twelve Months Ended January 31, 2012[1]

Net Sales $359.2M

$380M adjusted for acquisition of Byrne Medical (8/1/11)[1]



Healthcare Disposables $74.87 20%
All Other $16.90 4%
Dialysis $36.33 10%
Water Purification & Filtration $98.99 26%
Endoscopy (BMI 2 qtrs pre-acquisition) $20.6 5%
Endoscopy $132.11 35%
$153M 40% of total

Operating Income $48.6M[2]

$53M[2,4] adjusted for acquisition of Byrne Medical (8/1/11)[1]



Healthcare Disposables $10.56 20%
All Other ($0.37) (0%)
Dialysis $8.85 17%
Water Purification & Filtration $9.47 18%
Endoscopy (BMI 2 qtrs pre-acquisition) $4.0 8%
Endoscopy $20.07 38%
$24M 46% of total

Reported EBITDAS = $57.0M[3]

$63.5M adjusted for acquisition of Byrne Medical (8/1/11)[1]

[1] Q2'12 (1/31/12) is the second quarter inclusive of Byrne Medical. To exhibit full year impact from Byrne Medical, the most recent two quarters prior to acquisition are included.
"All Other" includes Therapeutic Filtration Products, Specialty Packaging Products, and Chemistries.
[2] Before allocation of corporate expenses of ~$10.0M.
[3] Earnings Before Interest, Taxes, Depreciation, Amortization, Stock Compensation Expense and (Gain)/Loss on Disposal of Fixed Asset.
[4] EBIT for Byrne Medical reported in 8-K/A after full impact of purchase accounting and personal expenses. As in Net Sales, adjusted figures reflect full-year impact from Byrne Medical.
The effect of rounding may create minor data variances.

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8 Cantel Medical Corp. Significant Upside Growth Opportunities Acquisitions: 3 recent acquisitions, one in each core segment Byrne Medical has leadership position to drive a large, global market conversion to profitable disposable endoscopy components Continue solid integration and advancement on the acquisitions of Gambro Water and ConFirm Monitoring Proven ability to integrate, leverage and grow acquired businesses Robust pipeline of opportunities in disposables, endoscopy, and water purification Add to international and/or hospital channels New Markets – Alternative Channels Dedicated focus on corporate and government pandemic flu preparation (“Contagion”) One of only a few large U.S. manufacturers of FDA-cleared face masks Sponsored research study published demonstrating effectiveness of surgical facemasks vs. N-95 respirators (American Journal of Infection Control) Research evidencing reduced spread of disease using face masks as “source control” Specialized commercial / consumer markets for contract sterilization, fogging and residual protection technology Greater focus on promoting profitable and proprietary product lines internationally

9 Cantel Medical Corp. Significant Upside Growth Opportunities Substantial Sales & Marketing investments in core FY’09-FY’11 Substantial increase in R&D spending in FY’11 High-Margin Liquid Chemical Germicides (LCG) New chemistry development capabilities began mid-FY’10, accelerating in FY’11, to yield multiple New Product Introductions (NPI) in FY’12+ New General Manager and senior marketing executive added Expanded uses of existing chemistry products across all business segments Novel developments in fogging equipment and Revox sterilization services launched Antimicrobial coating and residual protection technology Odor eradication products Equipment and Disposables Endoscope reprocessors: broader portfolio, higher technology now with proprietary, “single-shot” chemistry launched worldwide Next generation water treatment equipment with focus on heat disinfection Unique disposables: Sure-Check® sterilization pouch & Secure-Fit™ face mask High value therapeutic filter developments underway Strong pipeline of future Byrne Medical products to be launched

Byrne Acquisition – Aug 1, 2011
Endoscopy: Facilitate Accelerated Global Growth

✓**Minntech subsidiary acquired the assets of Byrne Medical, Inc. for $89.4M in cash and $10.0M in stock, plus $10.0M potential earnout**
- Pre-acquisition revenues of ~$38.6M and EBIT of $10.9M[1]

✓**Complementary: Further bolster our infection control presence and leadership in the gastroenterology suite**
- *Technology*: precision performance disposables to reduce infection risk and complexities of sterilizing water bottles, tube sets, and valves
  - IP protected product portfolio
- *Market:* sizeable, underpenetrated, global opportunity
  - Early stages of shift to disposable being driven by Byrne Medical
- *Customers:* broaden reach from post-procedure cleaning (Medivators) into the treatment itself (Byrne Medical)
  - Move closer to physician and operating nurses with preference items
- *Sales Force*: combined, the Endoscopy group now has over 80 field sales consultants and clinical specialists
  - Exclusively focused on infection control in GI endoscopy
- *Manufacturing:* high-end engineering, design, production
  - Utilize Byrne Medical facilities to create "Center of Excellence" for precision designed and manufactured disposable products
- *Talent:*
  - Hired entire Byrne Medical team and refocused founder on product development and sales strategy. Smooth customer and employee transition

BYRNE MEDICAL
A Minntech Corporation Business Group


SmartCap


EndoGator


A/W/S Valves

[1] EBIT after backing out the impact of purchase accounting and non-operating expenses. EBIT of $7.3M reported in 8-K/A accounts for full effect of these adjustments.

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Medivators Plus Byrne Medical

Endoscopy Segment: Complementary Businesses



IN THE PROCEDURE ROOM
Lower endoscopy
Upper endoscopy
SmartCap / EndoGator
A/W/S Valves
REPROCESSING AREA (Post-Procedure)
Scope Buddy Intercept
1 CLEANING
MANUAL CLEANING
IPRECLEAN
LEAK TEST
PASS
REMOVE ALL DETACHABLE PARTS
CLEAN
RINSE
FAIL
SET ASIDE FOR REPAIR
Veriscan
Intercept Wipes
2 DISINFECTION
CHOOSE DISINFECTION METHOD
Rapicide Rapicide PA
CER/DSD/ Advantage
AUTOMATED DISINFECTANT
MANUAL DISINFECTANT
REUSE
REPLACE ALL DETACHABLE PARTS
IMMEDIATE REUSE
4 STORAGE
HANG TO STORE
3 DRYING
PURGE ALL CHANNELS WITH AIR UNTIL DRY
ALCOHOL RINSE

Byrne Medical Products
Treatment Room
Physicians & Nurses

Medivators Endoscope Reprocessing Products
Principally in Post-Procedure, Reprocessing Area
Sterile Processing Department / Nurses

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Gambro Acquisition in FY’11 Water Treatment Mar Cor Purification subsidiary acquired Gambro’s U.S. water treatment business (Oct 6, 2010) for $23.7M in cash. Pre-acquisition revenues of ~$14.0M. Strategic value akin to success of Mar Cor’s acquisition of GE’s Dialysis Water Business in March 2007. Technology: Industry Shift to Heat Disinfection and Growing Investment in Home Hemodialysis Acquired FDA-cleared heat disinfection central and portable systems to broaden the addressable customer base Installed Customer Base: Brought over 1,200 U.S. dialysis clinics and numerous hospitals to add consumables and service sales opportunities Manufacturing Scale: Relocate production from Sweden to our Minnesota facility and create tangible benefit through factory overhead absorption Customer Supply Agreement: Unique supply contract position with a leading U.S. dialysis chain. Master data transitioned and we’re shipping orders Talent: Hired all of Gambro’s U.S. aligned water personnel with expertise in dialysis and heat disinfection. Smooth customer transition

ConFirm Acquisition in FY’11

Healthcare Disposables

- ✓ **Crosstex Int’l subsidiary acquired ConFirm Monitoring Systems’ sterility assurance business (Feb 14, 2011) for $7.5M in cash[1]. Pre-acquisition revenues of ~$4.0M.**
- ✓ **Product line extension to Crosstex’ key sterilization product category**

  - *Position:*
    - #1 player in dental biological monitoring services in North America
    - Industry guidelines call for weekly sterilizer testing.
      - Canada now has two provinces shifting to daily testing
  - *Installed Customer Base:*
    - Key, long-term, private label distributor and dental school relationships as well as a solid branded business
    - Direct contact with dentists daily
  - *Talent:*
    - Retained all of ConFirm’s aligned personnel with expertise in sterility assurance. Smooth customer transition.

ConFirm® Monitoring Systems, Inc.




Mail-In Spore Test Service
In-Office Spore Test

[1] Upfront cash purchase price. Up to an additional $1M of contingent cash consideration is possible based on achievement of sales levels for the twelve month period ending Jan 31, 2012.

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Cantel Medical Corp. Formula: Acquire, Improve Businesses, Repeat CAGR% ’03-’H1’12 18% 23% FY’11 and H1’12 are adjusted for the acquisition of Byrne Medical on August 1, 2011.

Cantel Medical Corp.

Fragmented Nature of Infection Prevention & Control

1 Disinfectants & Cleaners
- Brushes
- Dispensers
- Enzymatic cleaners
- Medical device disinfectants
- Surface disinfectants
- Wipes

2 Disposables
- Disposable kits / trays
- Disposable medical products
- Disposable surgical products

3 Masks / Headwear
- Face shields
- Masks
- Nurse/MD/Surg/Lab Hats
- Protection goggles
- Respirators
- Wrap around lenses

4 Air & Water Quality
- Air filtration systems
- Germicidal air cleaners
- Negative pressure isolation
- Smoke evacuators
- Toxic gas detection systems
- Water purification systems

5 Protective Apparel
- Aprons / bibs / arm protectors
- Gloves
- Lab gowns
- Overshoes / coated boots
- Shirt jackets
- Surgical gowns

6 Sterilization
- Autoclaves
- Chemical sterilizers
- EtO sterilizers
- Low temperature sterilizers
- Medical device drying cabinets
- Medical device reprocessing
- Steam sterilizing units
- Sterilization containers
- Sterilization packaging
- Washers / decontaminators
- Sterilization Services

7 Drapes & Barrier Products
- Antimicrobial linens
- Fluid control drapes
- General purpose drapes
- Surgical drapes

8 Hand Hygiene
- Automated hand washers
- Hand cleaners / soaps
- Hand sanitizers (waterless)

9 Wound Care & Closures
- Adhesives / adhesive removers
- Antimicrobial dressings
- Dressings
- Drains / suction
- Hydrogel adhesive dressings
- Silver bandages / dressings
- Surgical site skin prep

10 Needles / Sharps / Transport
- Antimicrobial catheters
- Blood pressure cuff covers
- Catheter securement devices
- Dispenser boxes
- Needle protection devices
- Safety I.V. catheters
- Specimen transport bags

11 Quality Control & Testers
- Biological indicators
- Chemical integrators
- EtO monitors
- Glutaraldehyde monitors
- Respirator fit testers
- Sterility assurance products

12 Fluid / Temperature/ Positioning
- Filtration systems
- Fluid control systems
- Fluid warming systems
- Forced air warming
- Patient positioning
- Pressure mgmt systems
- Temperature mgmt kits

13 Medical Waste & Cleaning Equipment
- Antimicrobial casters
- Cleaning carts
- Decontamination equip
- Infectious waste bags
- Microfiber mops
- Room decontaminators
- Sharps containers
- Solidifiers / Spill Kits
- Suction canister systems
- Waste management systems

14 Environmental
- Antimicrobial paint
- Containment systems
- Washable keyboards
- Pest management

15 Surveillance / Software / Education
- Alert systems
- Handwashing
- Surveillance software
- Training
- Rapid MRSA diagnostics

Indicates Cantel product offering

Key strategic priorities

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Cantel Medical Corp.

Historical P&L Reveals Success of Acquisition Program

US Dollars Millions, except per share amounts	Continuing Operations Fiscal Years Ended July 31[1]					CAGR%[4]	Pro Forma BMI Acquisition[5]	
	2007	2008	2009	2010	2011	06-'11	H1'12	Adj. LTM
Net Sales	$219.0	$249.4	$260.1	$274.0	$321.7	11%	$190.6	$379.8
Gross Profit	$79.0	$87.6	$99.5	$111.0	$122.8	12%	$78.8	$155.0
Gross Margin %	36.1%	35.1%	38.3%	40.5%	38.2%		41.3%	40.8%
EBITDAS[2]	$28.6	$31.8	$42.1	$47.5	$47.1	12%	$34.3	$63.5
Op. Profit[3]	$16.8	$18.0	$27.5	$32.7	$31.3	15%	$23.9	$42.6
Net Income	$8.1	$8.7	$15.6	$19.9	$20.4	25%	$13.5	$24.9
Diluted EPS[6]	$0.33	$0.35	$0.63	$0.78	$0.79	24%	$0.50	
Adj. Dil. EPS[6,7] (non-GAAP metric)	$0.33	$0.35	$0.59	$0.70	$0.82	25%		$0.92

[1] Reflects continuing operations and excludes any historical impact of Carsen Endoscopy & Surgical business.
[2] Earnings before Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense.
[3] Equivalent to "Income from Continuing Operations".
[4] Compound Annual Growth Rate.
[5] H1'2012 reflects the first half inclusive of Byrne Medical performance. Adjusted column exhibits LTM for quarter ended 1/31/2012 (Q2'2012), and adds two quarters of the Byrne Medical pre-acquisition performance to demonstrate information on a full-year basis. Figures for year end Byrne Medical at June 30, 2011 and Cantel Medical at July 31, 2011 as reported in the 8-K/A filing.
[6] Retroactively applies the 3:2 stock split effective in February 2012.
[7] Adjustments of $0.04 in FY'09 and $0.08 in FY'10 due to H1N1 pandemic and $0.03 in one-time charges associated with acquisition expenses and purchase accounting.

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17 Cantel Medical Corp. Capacity for Continued Investment 1 Earnings before Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense. 2 Impact of $96M in senior debt used to acquired Byrne Medical on August 1, 2011. Sales and EBITDAS for Byrne reflects H1’12 actual added to the two quarters prior to acquisition closing on Aug 1, 2011. 3 Figures are based on actual January 31, 2012 per the Cantel Medical Corp. 10Q filing. 4 Retroactively reflects 3:2 stock split effective February 1, 2012.  US Dollars Millions, except per share amounts Fiscal Year Ended July 31 Byrne Medical Impact(3) Q2’12 2006 2007 2008 2009 2010 2011 (1) Total Assets $238.2 $263.7 $279.2 $277.9 $280.7 $321.4 $428.7 Current Ratio(2) 2.1:1 2.1:1 2.2:1 2.3:1 2.3:1 2.6:1 2.4:1 Equity $140.8 $155.1 $168.7 $187.1 $209.4 $234.3 $256.7 Funded Debt to Equity 0.27 0.37 0.35 0.23 0.10 0.10 0.42 Gross Debt / LTM EBITDAS(1),(2) 1.4x 2.0x 1.8x 1.0x 0.4x 0.5x 1.7x # of Diluted Shares(4) 24,414 24,230 24,660 24,865 25,451 25,986 27,084

Cantel Medical Corp.

Experienced Executive Team

Andrew A. Krakauer
President & CEO

Former President of Ohmeda Medical (Division of Instrumentarium/GE)

Over 20 years of healthcare experience

Joined Cantel in 2004 as COO

Paul Helms
EVP, Operations
30+ Years Healthcare

Javier Henao
EVP, International
30+ Years Healthcare

Don Byrne
President & CEO, Medivators (Byrne)
Over 20 Years in Healthcare

Curtis Weitnauer
President & CEO, Mar Cor
Over 20 Years in Water Treatment

Gary Steinberg
President & CEO, Crosstex
Over 20 Years in Dental Products

Eric W. Nodiff
SVP, General Counsel

Former Partner at Dornbush Schaeffer Strongin & Venaglia, LLP
Outside counsel to Cantel for 18 years

Joined in-house in 2005

Craig A. Sheldon
SVP, Chief Financial Officer & Treasurer

Formerly with Ernst & Young LLP
Certified Public Accountant

Joined Cantel in 1994

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19 Cantel Medical Corp. Strategic Objectives Remain Focused within Infection Prevention & Control Near-term build a profitable $500 Million Specialty Business...setting the strategy for $1 Billion Achieve accelerated growth and profits from the three recent acquisitions Invest in higher technology, higher margin and higher growth organic programs with near-to-mid-term payoff High-value, unique IP&C disposables (e.g. Byrne Medical) Orientation around Liquid Chemical Germicides (LCG’s) Capital Equipment / Proprietary Consumable combination solutions Focus on channel expansion including flu preparation, hospital and international markets Substantial increased sales and marketing investments in base business Continue aggressive and proven acquisition program to leverage existing assets and channels Continue the program of Operational Excellence

Cantel Medical Corp.

Strategic Evolution

FY'04 – FY'08:	FY'09 – FY'10:	FY'11:	FY'12+:
Acquire and Define Infection Prevention & Control (IPC) Portfolio	Substantial Operational and P&L Improvement, while Investing in Sales & Marketing	Leverage Sales & Marketing and Drive R&D Investments. Close 1-2 Key Acquisitions	Capitalize on all Strategic Investments (S&M, R&D, NPIs, Acquisitions)
EPS Range: $0.21-$0.35	**EPS Range:** $0.63-$0.78 *(including H1N1 spike)* $0.59-$0.70 *(base business)*	**EPS:** $0.79 *(inclusive of $0.03 of 1x acquisition expenses)*	**EPS Range:** Significant Growth ***LTM Q2'12:*** • *Reported: $0.86*[1] • *Pro Forma: $0.92*[2]

All EPS figures are adjusted retroactively for the 3:2 stock split effectuated on February 1, 2012.

Adjusted for acquisition of Byrne Medical, Inc., which closed on August 1, 2011. Q2'2012 reflects second quarter inclusive of Byrne Medical performance. Figure reflects LTM for quarter ended 1/31/2012 (Q2'2012) and
[1] EXCLUDES any impact from Byrne Medical from pre-acquisition performance.
[2] INCLUDES the two quarters of Byrne Medical, Inc. performance prior to the acquisition to reflect a full-year contribution.

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Cantel Medical Corp. Summary ^ Growing ~$45B Global Market in Infection Prevention & Control • Pure-play focus • Fragmented nature creates opportunities for further growth and expansion ^ $380M NYSE Specialty Infection Prevention & Control Leader1 • Strong, recession-buffered core business with high future growth prospects • 70% recurring revenue and $63.5M in trailing EBITDAS1 • Successfully acquired 17 businesses since 2001 • Substantial investments in new product development and increased sales and marketing capabilities • Pristine record with the FDA, EPA and global regulatory bodies 90+% of products are made in the USA • Strong cash flow and balance sheet (~1.7x leverage ratio)1 • 9.34c / share annual dividend • Included in the S&P SmallCap 600 Index 1 Adjusted for acquisition of Byrne Medical, Inc., which closed on August 1, 2011. Q1’2012 reflects first quarter inclusive of Byrne Medical performance. Figure reflects LTM for quarter ended 10/31/2011 (Q1'2012), but annualizes the Q1 impact from Byrne Medical to exhibit the data on a full-year basis. 21

Cantel Medical Corp. (NYSE: CMN) Infection Control Matters™ CROSSTEX